UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]	Preliminary proxy statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive proxy statement

[ ]	Definitive additional materials

[ ]	Soliciting material under Rule 14a-12

          HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required

[ ]	Fee paid previously with preliminary materials

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HARTFORD LARGE CAP GROWTH ETF

(A SERIES OF HARTFORD FUNDS EXCHANGE-TRADED TRUST)

690 LEE ROAD

WAYNE, PENNSYLVANIA 19087

(800) 456-7526

Dear Shareholder,

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Hartford Large Cap Growth ETF (the “Fund”), a series of Hartford Funds Exchange-Traded Trust (the “Trust”).

The Meeting will take place on November 2, 2023 at 10:00 a.m. (Eastern time) at the offices of Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087. The purpose of the meeting is to vote on a proposal to reclassify the Fund from a diversified investment company to a non-diversified investment company and eliminate a related fundamental diversification policy.

The attached materials provide more information about the proposal. The Board of Trustees (the “Board”) recommends that you vote “FOR” the proposal. We urge you to read the full text of the attached proxy statement before voting. If approved, this proposal will allow the Fund to be reclassified as non-diversified under the Investment Company Act of 1940, as amended, for the reasons set forth in the attached proxy statement.

The proxy materials are being provided beginning on or about October 2, 2023 to shareholders who owned shares of the Fund as of August 31, 2023.

Your vote is important. Even if you plan to attend the Meeting, please vote promptly via the Internet, by telephone, or by mail. Your prompt vote will help save the Trust the costs of further proxy solicitation. If you have any questions or need assistance voting, please contact your financial intermediary or call the Trust at (800) 456-7526.

Thank you for investing in the Fund. It is our privilege to manage your investment.

Sincerely,

James E. Davey

President, Chief Executive Officer,

and Trustee

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on November 2, 2023

A special meeting of shareholders of the Hartford Large Cap Growth ETF (the “Fund”), a series of Hartford Funds Exchange-Traded Trust (the “Trust”) will take place on November 2, 2023 at 10:00 am (Eastern time) at the office of Hartford Funds Management Company LLC, 690 Lee Road, Wayne, Pennsylvania 19087, to consider and vote on the following proposal, as described more fully in the accompanying proxy statement:

PROPOSAL: To reclassify the Fund from a diversified investment company to a non-diversified investment company and eliminate a related fundamental diversification policy, effective November 28, 2023.

In addition, Fund shareholders will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Shareholders of record of the Fund as of the close of business on August 31, 2023 are entitled to notice of, and to vote at, the meeting and any adjournments, postponements, or delays of the meeting. Shareholders are entitled to one vote for each full share owned.

Your vote is important, no matter how many shares you own. Your prompt vote will help save the Fund the costs of further proxy solicitation. Please vote via the Internet, by telephone, by mail, or by attending the meeting. Whichever method you choose, we urge you to read the full text of the attached proxy statement before voting.

By Order of the Board

Thomas R. Phillips

Vice President and Secretary

[    ], 2023

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on November 2, 2023.

The Proxy Statement is available at [https://vote.proxyonline.com]

Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, are available at no charge by visiting www.hartfordfunds.com; by sending a written request to Hartford Funds Management Company LLC, 690 Lee Road, Wayne, Pennsylvania 19087; or by calling (800) 456-7526.

To view the Proxy Statement and obtain voting information, please go to [https://vote.proxyonline.com] on or after October 2, 2023 and enter the Control Number located on your proxy card. You may also obtain a copy of the Proxy Statement at [https://vote.proxyonline.com]. Requests for copies of the Proxy Statement or other proxy materials must be received by [October 26, 2023], to ensure timely delivery before the Special Meeting. For information about the proxy statement, please call toll-free [(800) 848-3409)].

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

HARTFORD LARGE CAP GROWTH ETF

(A SERIES OF HARTFORD FUNDS EXCHANGE-TRADED TRUST)

690 LEE ROAD

WAYNE, PENNSYLVANIA 19087

PROXY STATEMENT

This proxy statement relates to Hartford Large Cap Growth ETF (the “Fund”), a series of Hartford Funds Exchange-Traded Trust (the “Trust”) and was first transmitted to shareholders on or about October 2, 2023.

This proxy statement is being furnished to the Fund’s shareholders in connection with the solicitation of proxies by the Fund for use at a special meeting of shareholders of the Fund to be held on Thursday, November 2, 2023, at 10:00 a.m., eastern time, at the offices of Hartford Funds Management Company, LLC (“HFMC”), 690 Lee Road, Wayne, Pennsylvania, 19087 (“Shareholder Meeting” or the “Meeting”). At the Shareholder Meeting, shareholders of the Fund will be asked to approve reclassifying the Fund from a diversified investment company to a non-diversified investment company and eliminating a related fundamental diversification policy.

If you have any questions, please feel free to call us toll free at 1-800-456-7526.

Who is asking for my vote?

The Board of Trustees (the “Board”) of the Fund request that you vote on the proposal set forth in the Notice of Special Meeting of Shareholders (the “Meeting” or “Shareholder Meeting”). The votes will be formally counted at the Shareholder Meeting on Thursday, November 2, 2023, and, if the Shareholder Meeting is adjourned or postponed, on the date of the adjourned or postponed meeting. Fund shareholders may vote online, by telephone, or by returning a completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting online or by telephone.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on August 31, 2023 (“Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments, postponements, or delays of the Meeting. The Notice of Special Meeting of Shareholders, the proxy card, and the Proxy Statement will begin mailing to shareholders of record on or about October 2, 2023. Shareholders are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote, the shares represented by the card will be voted “FOR” the proposal.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the Fund, or attend the Meeting and vote in person, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the Proxy Statement titled “FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING.”

How can I get more information about the Fund?

Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, are available at no charge by visiting www.hartfordfunds.com; by sending a written request to Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087; or by calling (800) 456-7526.

What are shareholders being asked to vote on?

At a meeting held on September 6-7, 2023, the Board, including all of the independent trustees, unanimously approved reclassifying the Fund’s diversification status from diversified to non-diversified and eliminating a related fundamental diversification policy, subject to the approval of the Fund’s shareholders.

As a diversified fund, the Fund is limited in its ownership of securities of any single issuer. If approved, the Fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers, as described in greater detail below. Classification as a non-diversified fund will give the Fund’s portfolio management team increased flexibility to invest a greater percentage of the Fund’s assets in any one issuer and in fewer issuers overall. HFMC believes reclassifying the Fund from diversified to non-diversified is in the best interests of the Fund and its shareholders because it provides the Fund’s portfolio managers with increased investment flexibility and potential for better investment performance over time.

What did the Board consider in recommending that shareholders approve the proposal for the Fund?

The Board considered HFMC’s recommendation to change the classification of the Fund from diversified to non-diversified under Section 5 of the Investment Company Act of 1940, as amended (the “1940 Act”), and to eliminate a related fundamental diversification policy. The Board considered all relevant factors, including the reasons for the proposed changed, the potential impact of the proposal on the Fund and its risk profile and the estimated costs associated with seeking shareholder approval of the proposal. Following consideration of these matters, the Board unanimously approved the proposed change to reclassify the Fund as non-diversified and to eliminate the related fundamental diversification policy with respect to the Fund. If the proposal is approved by shareholders, the Fund’s diversification classification will change and the related fundamental policy will be eliminated on or about November 28, 2023.

Additional information on the proposal can be found under the heading, “MORE INFORMATION ABOUT THE PROPOSAL.”

What is the difference between diversified funds and non-diversified funds?

Under the 1940 Act, an investment company must be classified as diversified or non-diversified. A fund’s diversification classification governs the amount of its assets a fund can invest in any one issuer. The Fund is currently classified as a diversified fund and must, therefore, operate in compliance with the 1940 Act diversification requirements, which strictly limit how much the Fund can invest a single issuer. If the proposal is approved, the Fund would be permitted to invest a larger percentage of its assets in a smaller number of issuers, as described in greater detail under “MORE INFORMATION ABOUT THE PROPOSAL.”

Classification as a non-diversified fund will provide the Fund’s portfolio management team with the flexibility to invest a greater percentage of the Fund’s assets in fewer issuers or in any one issuer which may, in turn, provide the potential for better investment performance over time. For these reasons, HFMC believes that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders.

May I attend the Shareholder Meeting and Vote in person?

Yes, you can attend the Shareholder Meeting and vote in person; however, only those shareholders with a control number will be able to attend the meeting and vote during the Shareholder Meeting and ask questions. In order to vote at the Meeting you must have both your control number and proof of identity.

Your control number is included on the enclosed proxy card. If you are unable to locate your control number, please contact your financial intermediary.

What vote is required to approve the proposal?

The proposal must be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined under the 1940 Act. The 1940 Act defines a majority for these purposes as the lesser of: (1) 67% or more of the Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares.

What happens if shareholders do not approve the proposal?

If the Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the persons named as proxies may consider, among other factors, the percentage of votes actually cast, the nature of any further solicitation, and any information to be provided to shareholders for such solicitation. The Fund’s Secretary or other Fund officer presiding over the Meeting may adjourn the meeting. The Fund may hold an adjourned Meeting without issuing another notice to shareholders. If the Fund’s shareholders do not approve the proposal, the Fund will remain diversified and remain subject to its related fundamental investment restriction.

If shareholders approve the proposal, when will the change take effect?

If the proposal is approved by shareholders of the Fund at the Shareholder Meeting, it is expected to become effective on or about November 28, 2023, and the Fund’s prospectus and SAI will be revised accordingly.

The Board of Trustees of the Fund, including all of the Fund’s independent trustees, recommend that shareholders of the Fund vote “FOR” the proposal to change the Fund’s classification from diversified to non-diversified and to eliminate the Fund’s related fundamental diversification policy.

MORE INFORMATION ABOUT THE PROPOSAL

Shareholders are being asked to review and consider reclassifying the Fund from a diversified investment company to a non-diversified investment company and eliminating the following related fundamental diversification policy with respect to the Fund:

“The Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of the Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.”

Section 5(b) of the 1940 Act requires an investment company to be classified as either diversified or non-diversified, and a fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. Diversified funds are subject to the restrictions described in the policy set forth above while non-diversified funds are not. As a result, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer.

The primary benchmark of the Fund is the Russell 1000 Growth Index (the “Russell 1000 Growth”), which is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership. While the Fund is not an index fund, the Fund’s portfolio managers evaluate and consider all of the holdings in the Russell 1000 Growth as potential investment opportunities. Over the past few years, certain stocks have experienced extraordinary increases in market capitalization. Notably, these stocks have included Apple, Inc., Amazon.com, Inc., Meta Platforms, Inc., Alphabet, Inc. and Microsoft Corp. As a result, large-cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level.

Although increased levels of concentration have fluctuated in the Russell 1000 Growth in the past, the Fund’s investment adviser and sub-adviser believe that this market concentration is likely to persist rather than “self-correct” as it has historically.

Due to the 1940 Act diversification requirements, a diversified fund like the Fund must underweight these holdings relative to their weights in the Russell 1000 Growth even if the portfolio managers find them to be attractive investment opportunities. For this reason, maintaining the Fund as a diversified investment company is expected to increasingly limit the Fund’s investment flexibility within the U.S. large cap growth universe as represented by the Russell 1000 Growth and put the Fund at a competitive disadvantage against those of its peers that operate as non-diversified investment companies. Conversely, if the Fund operates as a non-diversified investment company, which would allow it to invest a greater percentage of its assets in a smaller number of issuers, the Fund will have increased investment flexibility that would allow its portfolio to better reflect the current composition of the U.S. large cap equity universe.

For the reasons discussed above, HFMC believes that reclassifying the Fund as non-diversified is in the best interests of the Fund and its shareholders because operating as a non-diversified investment company will provide the Fund’s investment team with increased investment flexibility and potential for better investment performance over time.

Are there other diversification requirements that will still apply to the Fund if it becomes non-diversified under the 1940 Act?

Yes, if the proposal is approved, the Fund would continue to be subject to tax diversification tests under Subchapter M of the Internal Revenue Code of 1986, as amended, which apply to regulated investment companies. To qualify for pass through tax treatment as a regulated investment company, the Fund must, among other requirements, limit its investments so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Will the Fund’s risk profile change if it is reclassified as non-diversified under the 1940 Act?

Yes. Notwithstanding the increased investment flexibility and the potential for improved investment performance over time, a non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of the fund’s assets in a single issuer and in fewer issuers overall. Because a non-diversified fund can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the Fund would adversely affect the Fund’s performance to a greater extent than if the Fund were invested in a larger number of issuers. As a result, a non-diversified fund’s share price may fluctuate more than that of a similar fund that is more broadly diversified.

Are there any other expected changes associated with the proposal?

No other changes to the Fund are expected as a result of the proposal and the Fund will continue to invest pursuant to its current investment objective and strategies.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum for the Shareholder Meeting?

In order to reach a quorum and thereby hold a shareholder meeting for the Fund, one-third of the Fund’s outstanding shares entitled to be voted must be present at the meeting in person or by proxy. In the event that a quorum is present but sufficient votes in favor of the proposal are not received by the Shareholder Meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the Shareholder Meeting in person or by proxy. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the Fund’s shareholders.

How are the votes counted?

Casting Votes: Votes cast at the Meeting in person or by proxy will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for the Fund.

Proxies: The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you hold shares of the Fund in multiple accounts) will vote according to your directions if your proxy is properly executed and received by the Meeting Date, or in accordance with your instructions when voting by telephone or online. If you properly execute your proxy card and give no voting instructions, or submit your vote via the telephone or online without voting instructions, your shares will be voted “FOR” the proposal.

Abstentions and Broker Non-Votes: Abstentions are counted for purposes of determining whether a quorum is present for purposes of convening the Shareholder Meeting. Because the proposal must be approved by a percentage of voting securities present at the Shareholder Meeting or a majority of the Fund’s outstanding shares, abstentions will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

Broker non-votes are shares held by a broker or nominee for which instructions have not been received from the beneficial owners or persons entitled to vote, and over which the broker or nominee does not have discretionary voting power. Broker non-votes are inapplicable for this Shareholder Meeting because shareholders are being asked to approve a single proposal with respect to which brokers or nominees do not have discretionary voting power. Thus, if a broker or nominee does not receive instructions on how to vote, they will not submit an executed proxy card to the Fund.

Can additional matters be acted upon at the Shareholder Meeting?

The Fund knows of no other business that may come before the Shareholder Meeting. However, if any additional matters are properly presented at the Shareholder Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Can I change my vote after I mail my proxy?

Any proxy, including those given online or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Shareholder Meeting by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the Shareholder Meeting. If you vote via telephone or online, you can change your vote up until 11:59 p.m., eastern time on November 1, 2023. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions.

Is the Fund required to hold annual meetings?

The Fund is not required to and does not hold annual shareholder meetings. A shareholder proposal intended to be presented at a future meeting of shareholders of the Fund must be received at the principal offices of the Fund a reasonable time before the Fund begins to print and send its proxy materials for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not guarantee that the Fund will include the proposal in a proxy statement.

Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 690 Lee Road, Wayne, Pennsylvania 19087. Communications to the Board must be signed by the shareholder and must specify: (i) the shareholder’s name and address; (ii) the number of Fund shares owned by the shareholder; (iii) the Fund in which the shareholder owns shares; and (iv) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

How are proxies delivered and votes recorded?

This Proxy Statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope. The Fund has retained EQ Fund Solutions, LLC (“EQ”) to manage this project and provide print and shareholder meeting management. In addition, the Fund has arranged through EQ to have votes recorded online or by telephone. The telephone and online voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. EQ is also responsible for assisting the Fund in determining whether quorum is achieved for the Fund and whether sufficient votes are received to approve a proposal. You may also vote by attending the Shareholder meeting and casting your vote in person.

Hartford Funds has adopted a policy to permit sending only one copy of a prospectus, proxy statement, annual report, or semi-annual report to certain shareholders residing in the same “household,” unless the Fund has received instructions to the contrary. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 800-456-7526 or send a written request with your name, the name of your Fund, and your account number or numbers to Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087. For overnight mail, please send the request to Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087.

How can proxies be solicited?

Solicitation may be made by mail, telephone, fax, e-mail, or the Internet by officers or employees of HFMC or by financial intermediaries and their representatives. The Fund may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. The Fund will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to beneficial owners of the Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

The Fund has retained EQ, which maintains its global headquarters located at 55 Challenger Road, Suite 200, Ridgefield Park, New Jersey 07660, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that the Fund will pay EQ approximately $2,500 for such services (including reimbursement of out-of-pocket expenses). EQ may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet.

Who pays for the costs involved with the proxy?

For managing the Fund’s overall proxy campaign, EQ will receive a fee plus reimbursement for out-of-pocket expenses. EQ will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the Fund, tabulating those votes that are received, and any solicitation of additional votes. In addition to the fees paid to EQ, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. The fees for these services, along with printing, postage and solicitation services are estimated to be $4,317.

All costs of the Shareholder Meeting and the proxy campaign, including the use of EQ and the reimbursement to brokers for solicitation and the preparation of proxy materials, will be paid for by the Fund.

How do Fund affiliates plan to vote?

HFMC expects to vote Fund shares it holds directly by virtue of its initial capital investment in the Fund “FOR” the proposal. Wellington also expects to vote the Fund shares it holds directly due to its initial investment in the Fund “FOR” the proposal. Shares of the Fund held by Hartford Funds’ funds-of-funds will be voted in accordance with the Board’s recommendation to vote “FOR” the proposal. Based on the percentage of shares owned by HFMC, Wellington, and the Hartford Funds’ fund-of-funds, the Fund’s affiliates will be able to control whether the proposal is approved.

GENERAL INFORMATION ABOUT THE FUND

Who are the Fund’s investment adviser, principal underwriter, and other service providers?

Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”) is the investment manager to the Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. HFMC is responsible for the management of the Fund and supervises the activities of the Fund’s sub-adviser. In addition, HFMC, its affiliate(s) or certain third-party service providers provide Fund administration, Fund accounting, and other administrative services to the Fund, including personnel, services, equipment and facilities and office space for proper operation of the Fund. HFMC’s principal offices are located at 690 Lee Road, Wayne, Pennsylvania 19087.

Wellington Management Company LLP (“Wellington Management”) serves as the sub-adviser to the Fund. Wellington Management performs the daily investment of the assets for the Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

ALPS Distributors, Inc. (“ALPS”), a broker-dealer and a member of Financial Industry Regulatory Authority (“FINRA”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal underwriter for the Fund.

State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114 serves as the Fund’s transfer agent. State Street also serves as the Fund’s custodian bank and holds the Fund’s cash, portfolio securities, and other investments in a custodial account established for the Fund.

How many outstanding shares are there of the Fund?

The following table sets forth the outstanding shares of the Fund, as of the Record Date.

Fund	Outstanding Shares
Hartford Large Cap Growth ETF	6,050,000

Who are the principal holders of the Fund’s shares?

As of the Record Date, to the knowledge of the Trust’s management, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. Although the Trust does not have information concerning the beneficial ownership of shares nominally held by the Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund, as of the Record Date, is set forth below.

Shareholder	Percentage of Ownership
State Street Bank & Trust Company	76.15%
JPMorgan Chase Bank, National Association	10.25%
Pershing LLC	9.47%

As of the Record Date, HFMC, Wellington and The Hartford Growth Allocation Fund each may be deemed to control the Fund due to its beneficial ownership of 25% or more of the outstanding shares of the Fund.

By Order of the Board,

Thomas R. Phillips
Vice President and Secretary

[mail date]

PROXY CARD Sign, date and vote on the reverse side VOTER PROFILE: Voter ID: XXXXXXXX Security ID: XXXXXXXXX Shares to Vote: **confidential** Household ID: 000000000 **please call the phone number to the right for more information VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! VOTER CONTROL NUMBER: XXXX XXXX XXXX Vote by Internet: Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. https://vote.proxyonline.com Vote by Phone: Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative. (800) 848-3409 Toll Free Vote by Mail: Complete the reverse side of this proxy card and return it in the envelope provided. USPS Postage-Paid Envelope Hartford Large Cap Growth ETF (a series of Hartford Funds Exchange-Traded Trust) PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2023 The undersigned hereby revokes all previous proxies for his/her shares of the above listed fund (the “Fund”) and appoints Thomas R. Phillips and Alice A. Pellegrino, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Special Meeting”) to be at the offices of Hartford Funds Management Company, LLC (“HFMC”), 690 Lee Road, Wayne, Pennsylvania, 19087 at 10:00 a.m., Eastern time on November 2, 2023, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Special Meeting. Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 848-3409. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2023. The proxy statement and the accompanying Notice of Special Meeting of Shareholders are available at: https://vote.proxyonline.com/Hartford/docs/SpecialMeeting2023.pdf SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

PROXY CARD HARTFORD LARGE CAP GROWTH ETF NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees. The Board unanimously recommends that you vote “FOR” the proposal. The proxy will be voted as specified by the undersigned. If no specification is made, this proxy shall be voted FOR the proposal. If any other matters properly come before the Special Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING: TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: PROPOSAL: FOR AGAINST ABSTAIN 1. To approve reclassifying the Fund from a diversified investment company to a non-diversified investment company and eliminating a related fundamental diversification policy. O O O You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN IT IS SIGNED AND DATED. THANK YOU FOR CASTING YOUR VOTE